Exhibit 32.2

Certification of Chief Financial Officer Pursuant to
18 U.S.C. §1350
As Adopted Pursuant to
§906 of the Sarbanes-Oxley Act of 2002

In connection with the Quarterly Report of Hospira, Inc. (the “Company”) on Form 10-Q for the quarter ended September 30, 2014 as filed with the Securities and Exchange Commission (the “Report”), I, Thomas E. Werner, Senior Vice President, Finance and Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. §1350, as adopted pursuant to § 906 of the Sarbanes-Oxley Act of 2002, that:

1.	The Report fully complies with the requirements of §13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

2.	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ THOMAS E. WERNER
Thomas E. Werner
Senior Vice President, Finance and Chief Financial Officer
Date:	November 6, 2014